Exhibit 99.1

FOR IMMEDIATE RELEASE

TPG Pace Energy Holdings Corp. Announces the Separate Trading of its Class A Common Stock and Warrants, Commencing June 26, 2017

FORT WORTH, TX, June 23, 2017 – TPG Pace Energy Holdings Corp. (the “Company” or “TPG Pace Energy”) announced that commencing June 26, 2017, holders of the units sold in the Company’s initial public offering of 65,000,000 units may elect to separately trade the shares of Class A common stock and warrants included in the units. The shares of Class A common stock and warrants that are separated will trade on the New York Stock Exchange under the symbols “TPGE” and “TPGE WS,” respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “TPGE.U”.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained from Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, tel: (800) 503-4611, email: prospectus.CPDG@db.com; Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282, tel: (212) 902-1171, fax: (212) 902-9316, email: prospectus-ny@ny.email.gs.com; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, tel: (800) 831-9146; and Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, One Madison Avenue, New York, NY 10010, email: newyork.prospectus@credit-suisse.com, tel: (800) 221-1037.

About TPG Pace Energy

TPG Pace Energy is a special purpose acquisition company formed by TPG Pace Group for the purpose of entering into a merger, stock purchase, or similar business combination with one or more businesses in energy or energy-related industries. The strategy of TPG Pace Energy is to identify and acquire businesses that are better suited to generate strong returns in a public market environment while benefitting from the broader operational knowledge, resources and private equity heritage of TPG.

About TPG Pace Group

TPG Pace Group is the firm’s dedicated permanent capital platform, created in 2015 with the objective of sponsoring special purpose acquisition companies and other permanent capital solutions for companies. TPG Pace Group has a long-term, patient, and highly flexible capital base, allowing TPG to seek transactions across industries and geographies. The creation of TPG Pace Group builds on TPG’s efforts to grow its private equity offering by servicing different return profiles and product types. Since the start of 2014, the firm has launched several new products, including TPG Pace Group, TPG Real Estate Finance Trust, TSL Europe and Arrow Ridge Capital.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Media Contact:

Luke Barrett

(415) 743-1550

media@tpg.com

Investor Contact:

Pace Holdings

(212) 405-8458

PaceEnergy@tpg.com